                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-09245 and 333-09247) of our report dated January 29, 2002 relating to the financial statements and financial statement schedule, which appear in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 21, 2002